                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2002

                     B.F. SAUL REAL ESTATE INVESTMENT TRUST
             (Exact name of registrant as specified in its charter)

            MARYLAND                   1-7184                52-6053341
----------------------------- ------------------------ ------------------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)

             7501 Wisconsin Avenue
               Bethesda, Maryland                                    20814
-------------------------------------------------               ---------------
    (Address of Principal Executive Offices)                       (Zip Code)

                                 (301) 986-6000
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

                             8401 Connecticut Ave.,
                              Chevy Chase, MD 20815
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

Effective as of March 11, 2002, B. F. Saul Real Estate Investment Trust (the
"Registrant") has moved its principal place of business from 8401 Connecticut
Avenue, Chevy Chase, Maryland 20815 to 7501 Wisconsin Avenue, Bethesda, Maryland
20814. All correspondence with the Registrant should be directed to the new address. The direct telephone number for the Registrant remains the same: (301)
986-6000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            B.F. SAUL REAL ESTATE INVESTMENT TRUST

                                     By:  Stephen R. Halpin, Jr.
                                          -------------------------------
                                          Stephen R. Halpin, Jr.
                                          Vice President and
                                          Chief Financial Officer

                                     By:  Bill D. Tzamaras
                                          ------------------------------
                                          Bill D. Tzamaras
                                          Vice President and
                                          Principal Accounting Officer

Date:  March 11, 2002